                                                                    Exhibit 99.A

                [LETTERHEAD OF HAROLD Y. SPECTOR APPEARS HERE]

                         INDEPENDENT AUDITORS' REPORT

To the Board of Directors and Stockholders of D.S.G., INC.

I have audited the accompanying balance sheet of D.S.G., Inc. as of December 31, 1998, and the related statements of operations and accumulated deficit, and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. My responsibility is to express an opinion on these financial statements based on my audit.

I conducted this audit in accordance with generally accepted auditing standards. Those standards require that I plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. I believe that my audit provided a reasonable basis for my opinion.

In my opinion, the financial statements referred to above present fairly, in all material respects, the financial position of D.S.G., Inc. as of December 31, 1998, and the results of its operations and its cash flows for the year then ended, in conformity with generally accepted accounting principles.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 8 to the financial statements, the Company's significant net operating loss, working capital deficiency and net worth deficit, raise substantial doubt about its ability to continue as a going concern. These financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ HAROLD Y. SPECTOR

Pasadena, CA
October 8, 1999

                                 D.S.G., INC.
                                 BALANCE SHEET
                               December 31, 1998


                                    ASSETS
Current Assets
     Cash                                                     $   7,976
     Accounts Receivable - Trade                                 88,167
     Other Receivable - Affiliate                               259,232
     Inventory                                                   39,897
                                                              ---------

     Total Current Assets                                       395,272
                                                              ---------

Fixed Assets
     Office Furniture                                             9,568
     Office Equipment                                            19,035
     Leasehold Improvements                                       3,205
                                                              ---------
                                                                 31,808
     Less: Accumulated Depreciation                             (21,710)
                                                              ---------

     Total Fixed Assets                                          10,098
                                                              ---------

Other Assets
     Goodwill, net of accumulated
      amortization of $85,999                                    45,487
     Deposits                                                     2,034
                                                              ---------

     Total Other Assets                                          47,521
                                                              ---------

TOTAL ASSETS                                                  $ 452,891
                                                              =========


                The auditor's report and accompanying notes are
                 an integral part of the financial statements

                                 D.S.G., INC.
                                 BALANCE SHEET
                               December 31, 1998

                      LIABILITIES & STOCKHOLDERS' EQUITY
Current Liabilities
     Accounts Payable                                       $   237,545
     Accrued Expenses                                           278,825
     Income Tax Payable                                             800
     Notes Payable, current portion                              81,424
                                                            -----------

     Total Current Liabilities                                  598,594
                                                            -----------

Long-Term Liabilities                                                 -
                                                            -----------

     Total Liabilities                                          598,594
                                                            -----------

Stockholders' Equity
     Preferred Stock, no par value; 5,000,000
      shares authorized, no issued and outstanding                    0
     Common Stock, no par value; 15,000,000
      shares authorized, 750,000 shares issued and
      outstanding                                                 2,000
     Accumulated Deficit                                       (147,703)
                                                            -----------

     Total Stockholders' Equity (Deficit)                      (145,703)
                                                            -----------

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                  $   452,891
                                                            ===========

                The auditor's report and accompanying notes are
                 an integral part of the financial statements

                                 D.S.G., INC.
               STATEMENTS OF OPERATIONS AND ACCUMULATED DEFICIT
                     For the Year ended December 31, 1998

SALES                                               $1,059,758
Less: Returns and Discounts                            (29,089)
                                                    ----------

NET SALES                                            1,030,669

COST OF GOODS SOLD - SCHEDULE A                        572,127
                                                    ----------

GROSS PROFIT                                           458,542

OPERATING EXPENSES - SCHEDULE B                        490,726
                                                    ----------

INCOME (LOSS) FROM OPERATIONS                          (32,184)
                                                    ----------

OTHER INCOME (EXPENSES)
   Interest Expense                                    (34,616)
   Penalties                                           (29,129)
                                                    ----------

   Total Other Income (Expenses)                       (63,741)
                                                    ----------

INCOME (LOSS) BEFORE TAXES                             (95,925)

PROVISION FOR INCOME TAXES                                 800
                                                    ----------

NET INCOME (LOSS)                                      (96,725)

ACCUMULATED DEFICIT
   BEGINNING OF YEAR                                   (50,978)
                                                    ----------

   ENDING OF YEAR                                   $ (147,703)
                                                    ==========


               The auditor's report and accompanying notes are
                 an integral part of the financial statements

                                 D.S.G., INC.
                              COST OF GOODS SOLD
                     For the Year ended December 31, 1998

                                                             Schedule A
Cost of Goods Sold
     Beginning Inventory                                     $   36,859
     Purchases                                                  563,686
     Freight                                                     10,531
     Service Contracts                                              948
                                                             ----------
                                                                612,024
     Less: Ending Inventory                                      39,897
                                                             ----------

Total Cost of Goods Sold                                     $  572,127
                                                             ==========


                The auditor's report and accompanying notes are
                 an integral part of the financial statements.

                                 D.S.G., INC.
                              OPERATING EXPENSES
                     For the Year ended December 31, 1998




                                                                      Schedule D
Operating Expenses
     Advertising                                                       $   7,034
     Automobile                                                           21,594
     Bad Debt                                                                542
     Business Meeting                                                      1,597
     Commissions                                                          77,829
     Depreciation and Amortization                                        32,576
     Equipment Rental                                                        954
     Factoring Fees                                                       24,796
     Insurance                                                            29,161
     Legal and Professional                                              104,911
     Miscellaneous                                                            90
     Office Expenses & Supplies                                           22,367
     Rent                                                                 28,885
     Salaries and Wages                                                   89,366
     Taxes/Other                                                             163
     Taxes/Payroll                                                        13,615
     Telephone & Communications                                           19,955
     Travel                                                                9,259
     Utilities                                                             6,032
                                                                       ---------

Total Operating Expenses                                               $ 490,726
                                                                       =========

               The auditor's report and accompanying notes are
                 an integral part of the financial statements

                                 D.S.G., INC.
                 STATEMENTS OF CHANGES IN STOCKHOLDERS' EQUITY
                       For year ended December 31, 1998

                                         Common      Accumulated
                            Shares        Stock        Deficit        Total
                            --------------------------------------------------
Balance at Dec. 31, 1997    750,000      $2,000      $ (50,978)     $ (48,978)

Net Loss for the period                                (96,725)       (96,725)
                            --------------------------------------------------
Balance at Dec. 31, 1998    750,000      $2,000      $(147,703)     $(145,703)
                            ==================================================

                The auditor's report and accompanying notes are
                 an integral part of the financial statements.

                                 D.S.G., INC.
                            STATEMENT OF CASH FLOWS
                     For the Year ended December 31, 1998

CASH FLOW FROM OPERATING ACTIVITIES:
 Net Income (Loss)                                            $ (96,725)
 Adjustments to reconcile net loss to net
  cash provided by operating activities:
   Depreciation and Amortization                                 32,576
   (Increase) Decrease in:
     Accounts Receivable                                        112,400
     Other Receivable                                          (259,232)
     Inventory                                                   (3,038)
     Prepaid Expense                                              1,206
   Increase (Decrease) in:
     Accounts Payable                                           111,581
     Accrued Expenses                                           121,250
     Income Tax Payable                                             800
                                                              ---------

Net cash provided by operating activities                        20,818
                                                              ---------

CASH FLOW FROM INVESTING ACTIVITIES                                   0
                                                              ---------

CASH FLOW FROM FINANCING ACTIVITIES
 Net Payments to Notes Payable                                  (31,628)
                                                              ---------

 Net cash (used) by financing activities                        (31,628)
                                                              ---------

NET INCREASE (DECREASE) IN CASH                                 (10,810)

CASH AT BEGINNING OF YEAR                                        18,786
                                                              ---------

CASH AT END OF YEAR                                           $   7,976
                                                              =========

SUPPLEMENTAL DISCLOSURE:
 Interest paid                                                $   7,920
                                                              =========

 Taxes paid                                                   $       0
                                                              =========

   The auditor's report and accompanying notes are an integral part of the financial statements.

                                 D.S.G., INC.
                         NOTES TO FINANCIAL STATEMENTS
                     For the Year ended December 31, 1998

NOTE 1 - GENERAL

D.S.G., INC. (the "Company") was incorporated under the laws of the state of California on April 25, 1995.

The Company is a distributor of barcode equipment and supplies.


NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Company uses the accrual basis of accounting for financial reporting, in accordance with generally accepted accounting principles.

Use of Estimate

The preparation of financial statement in conformity with GAAP requires management to make estimates and assumptions that affect certain reported amounts and disclosures. Accordingly actual results could differ from those estimates.

Revenue Recognition

Revenue is recognized when the products are shipped.

Accounts Receivable

The Company has not established an allowance for doubtful accounts and does not use reserve method for recognizing bad debts. Bad debts are treated as direct write-offs in the period management determines that collection is not probable. Bad debt expense totalled $542 for year ended December 31, 1998.

Inventories

Costs incurred for materials, technology and shipping are capitalized as inventories and charged to cost of sales when revenue is recognized.

Inventories consist of finished goods and are stated at the lower of cost or market, using the first-in, first-out method.

                                 D.S.G., INC.
                         NOTES TO FINANCIAL STATEMENTS
                     For the Year ended December 31, 1998

NOTE 2  -  SUMMARY of SIGNIFICANT ACCOUNTING POLICIES  (Continued)

Property and Equipment

Property and Equipment are recorded at costs, and depreciated over their useful lives, using the straight-line methods. Repairs and maintenance charges which do not increase the useful lives of the assets are charged to operations as incurred.

Depreciation for years ended December 31, 1998 was $6,279.

Goodwill

Goodwill is capitalized and amortized on a straight-line basis over 60 months.

Statements of Cash Flows

The Company prepares its statement of cash flows using the indirect method as defined under Financial Accounting Standards Board Statement No. 95. For purposes of the statements of cash flows, the Company considers all highly liquid investments with a maturity of three months or less to be cash equivalents.

Income Taxes

The Company accounts income taxes in accordance with Financial Accounting Standards Board Statement No. 109.

NOTE 3  -  FACTORING AGREEMENT

The Company had a factoring agreement with Winston Financial Group, Inc. The agreement provides that the minimum quarterly volume factoring to Winston is $120,000. The maximum rebate available to the Company descends from 16% to 10% and the factor fees charged on the factored and paid accounts starts from 4% up to 10%.

NOTE 4  -  OTHER RECEIVABLE  -  AFFILIATE

The Company had a balance of $259,232 due from a related party at December 31, 1998, and payable on demand. The balance arose from certain operating expenses that were paid by the Company for the related party.

                                 D.S.G., Inc.
                         NOTES TO FINANCIAL STATEMENTS
                     For the Year ended December 31, 1998


NOTE 5 - NOTES PAYABLE

As of December 31, 1998, notes payable consist of following:

 (a) Payable to a related party, interest
     accrued at 10% per annum, due on demand.              $   7,276

 (b) Payable to a related party, interest
     accrued at 7% per annum, due on demand.
     Convert to "MRT" stock in 1999.                          10,000

 (c) Payable to a related party, interest
     accrued at 15% per annum, due on demand.
     Convert $15,000 to "MRT" stock in 1999.                  32,500

 (d) Payable to a related party, interest
     accrued at 15% per annum, due on demand.
     Convert to "MRT" stock in 1999.                           5,000

 (e) Payable to a related party, interest
     accrued at 15% per annum, due on demand.
     Convert $7,000 to "MRT" stock in 1999.                   11,620

 (f) Payable to a related party, interest
     accrued at 10% per annum, due on demand.
     Convert to "MRT" stock in 1999.                           9,067

 (g) Payable to a American General, monthly payment
     of $420, including interest at 13.5% per annum.           5,961
                                                           ---------
                                                              81,424
     Less:  Current Portion                                  (81,424)
                                                           ---------

     Long-Term Debt                                        $       0
                                                           =========

NOTE 6 - PROVISION FOR INCOME TAXES

Provision for income taxes consist of $800 minimum state franchise tax.

The Company, approximately, has net operating losses carryforward of $147,703 to reduce future taxable income. To the extent not utilized, the NOL carryforwards will begin to expire in 2010.

                                 D.S.G., INC.
                         NOTES TO FINANCIAL STATEMENTS
                     For the Year ended December 31, 1998


NOTE 7 - LEASE COMMITMENTS

The Company lease facilities on a month-to-month basis. The lease requires monthly payments of $2,257.

Rent expense for year ended December 31, 1998 was $28,885.


NOTE 8 - GOING CONCERN

The accompanying financial statements are presented on the basis that the Company will continue as a going concern. Going concern contemplates the realization of assets and the satisfaction of liabilities in the normal course of business over a reasonable length of time. As shown in the accompanying financial statements, the Company incurred a net loss of $96,725 for the year ended December 31, 1998, and as of that date, the Company has accumulated dificit of $147,703, a working capital deficiency of $203,322, and a net worth deficit of $145,703.

Management negotiated with creditors to convert the notes payable into common stock of the Merged Company. (See Note 10). Management is also currently involved in active negotiations to obtain additional financing and actively increasing marketing efforts to increase revenues. The Company continued existence depends on its ability to meet its financing requirements and the success of its future operations. These financial statements do not include any adjustments that might result from the outcome of this uncertainty.


NOTE 9 - YEAR 2000

The Company believes that it has identified each of its computer systems that will require modifications to enable it to perform satisfactorily on and after January 1, 2000. The financial impact of making such modifications to the Company's systems is not expected to be material to the Company's financial position or results of operations. In addition, the Company is currently corresponding with vendors that provide products and systems to the Company in order to determine if such products and systems will be required to be upgraded or replaced. Although management believes the Company has an adequate program in place to address the year 2000 issue, the costs of upgrades to, or replacements of, its purchased products or systems has not been determined and there can be no assurance that the program will ultimately be successful.

                [LETTERHEAD OF HAROLD Y. SPECTOR APPEARS HERE]


                         INDEPENDENT AUDITOR'S REPORT

To the Board of Directors and Stockholders of D & J Enterprises International, Inc.

I have audited the accompanying balance sheet of D & J Enterprises International, Inc. as of December 31, 1998, and the related statements of operations and accumulated deficit, and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. My responsibility is to express an opinion on these financial statements based on my audit.

I conducted this audit in accordance with generally accepted auditing standards. Those standards require that I plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. I believe that my audit provided a reasonable basis for my opinion.

In my opinion, the financial statements referred to above present fairly, in all material respects, the financial position of D & J Enterprises International, Inc. as of December 31, 1998, and the results of its operations and its cash flows for the year then ended, in conformity with generally accepted accounting principles.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 7 to the financial statements, the Company's significant net operating loss, working capital deficiency and net worth deficit, raise substantial doubt about its ability to continue as a going concern. These financial statements do not include any adjustments that might result from the outcome of this uncertainty.


/s/ HAROLD Y. SPECTOR

Pasadena, CA
October 22, 1999

                     D & J ENTERPRISES INTERNATIONAL, INC.
                                 BALANCE SHEET
                               December 31, 1998


                                    ASSETS

Current Assets
  Cash                                                         $      253
  Accounts Receivable - Trade                                       2,000
                                                               ----------

  Total Current Assets                                              2,253
                                                               ----------

Fixed Assets
  Automobiles                                                      44,548
  Less: Accumulated Depreciation                                  (13,118)
                                                               ----------

  Total Fixed Assets                                               31,430
                                                               ----------

Other Assets
  Patent Rights, net of accumulated
   amortization of $167                                             2,333
  Deposits                                                          1,520
                                                               ----------

  Total Other Assets                                                3,853
                                                               ----------

TOTAL ASSETS                                                   $   37,536
                                                               ==========

               The auditor's report and accompanying notes are
                 an integral part of the financial statements

                     D & J ENTERPRISES INTERNATIONAL, INC.
                                 BALANCE SHEET
                               December 31, 1998

                      LIABILITIES & STOCKHOLDERS' EQUITY

Current Liabilities
  Accounts Payable                                                 $   24,674
  Accounts Payable - Affiliates                                       259,232
  Accrued Expenses                                                     10,956
  Notes Payable, current portion                                       53,065
                                                                   ----------

  Total Current Liabilities                                           347,927
                                                                   ----------

Long-Term Liabilities                                                  38,291
                                                                   ----------

  Total Liabilities                                                   386,218
                                                                   ----------

Stockholders' Equity
  Common Stock, no par value; 200,000 shares
   authorized, 200,000 shares issued and
   outstanding                                                         50,000
  Accumulated deficit                                                (398,682)
                                                                   ----------

  Total Stockholders' Equity (Deficit)                               (348,682)
                                                                   ----------

TOTAL LIABILITIES AND STOCKHOLDER'S EQUITY                         $   37,536
                                                                   ==========

                The auditor's report and accompanying notes are
                 an integral part of the financial statements

                     D & J ENTERPRISES INTERNATIONAL, INC.
               STATEMENTS OF OPERATIONS AND ACCUMULATED DEFICIT
                     For the Year ended December 31, 1998



SALES                                                 $  28,945

SELLING AND ADMINISTRATIVE EXPENSES SCHEDULE A          105,840
                                                      ---------

INCOME (LOSS) FROM OPERATIONS                           (76,535)
                                                      ---------

OTHER INCOME (EXPENSES)
   Interest Expense                                      (9,718)
   Depreciation and Amortization                        (11,411)
                                                      ---------

   Total Other Income (Expenses)                        (21,129)
                                                      ---------

INCOME (LOSS) BEFORE TAXES                              (97,664)

PROVISION FOR INCOME TAXES                                    -
                                                      ---------

NET INCOME (LOSS)                                       (97,664

ACCUMULATED DEFICIT
   BEGINNING OF YEAR                                   (301,018)
                                                      ---------

   ENDING OF YEAR                                     $(398,682)
                                                      =========

                The auditor's report and accompanying notes are
                 an integral part of the financial statements

                     D & J ENTERPRISES INTERNATIONAL, INC.
                      SELLING AND ADMINISTRATIVE EXPENSES
                     For the Year ended December 31, 1998



                                                                   Schedule A
Selling and Administrative Expenses
     Accounting                                                    $    3,000
     Contract Service/Marketing                                        47,800
     Insurance                                                          1,018
     Legal and Professional                                            12,364
     Meals and Lodging                                                  2,856
     Rent                                                              16,650
     Salaries and Wages                                                15,000
     Supplies/Marketing                                                   667
     Taxes/Payroll                                                      1,581
     Telephone & Communications                                           675
     Travel                                                             3,113
     Utilities                                                            756
                                                                   ----------
Total Selling and Administrative Expenses                          $  105,480
                                                                   ==========



                The auditor's report and accompanying notes are
                 an integral part of the financial statements

                    D & J ENTERPRISES INTERNATIONAL., INC.
                 STATEMENTS OF CHANGES IN STOCKHOLDERS' EQUITY
                       For year ended December 31, 1998

                                         Common      Accumulated
                            Shares        Stock        Deficit        Total
                            --------------------------------------------------
Balance at Dec. 31, 1997    200,000     $50,000      $(301,018)     $(251,018)

Net Loss for the period                                (97,664)       (97,664)
                            --------------------------------------------------
Balance at Dec. 31, 1998    200,000     $50,000      $(398,682)     $(348,682)
                            ==================================================


                The auditor's report and accompanying notes are
                 an integral part of the financial statements.

                     D & J ENTERPRISES INTERNATIONAL, INC.
                            STATEMENT OF CASH FLOWS
                     For the Year ended December 31, 1998


CASH FLOW FROM OPERATING ACTIVITIES:
 Net Income (Loss)                                             $ (97,664)
 Adjustments to reconcile net loss to net
  cash (used) by operating activities:
    Depreciation and Amortization                                 11,411
    (Increase) Decrease in:
      Accounts Receivable                                         (2,000)
    Increase (Decrease) in:
      Accounts Payable                                          (191,701)
      Accounts Payable - Affiliates                              259,232
      Accrued Expenses                                            10,956
                                                               ---------

Net cash (used) by operating activities                           (9,766)
                                                               ---------

CASH FLOW FROM INVESTING ACTIVITIES
 Purchase of Fixed Assets                                        (10,817)
 Increase in Intangible Assets                                    (2,500)
                                                               ---------

Net cash (used) by investing activities                          (13,317)
                                                               ---------

CASH FLOW FROM FINANCING ACTIVITIES
 Net Proceeds from Notes Payable                                  25,066
                                                               ---------

 Net cash provided by financing activities                        25,066
                                                               ---------

NET INCREASE (DECREASE) IN CASH                                    1,983

CASH AT BEGINNING OF YEAR                                         (1,730)
                                                               ---------

CASH AT END OF YEAR                                            $     253
                                                               =========

SUPPLEMENTAL DISCLOSURE:
 Interest paid                                                 $   5,722
                                                               =========

 Taxes paid                                                    $       0
                                                               =========


                The auditor's report and accompanying notes are
                 an integral part of the financial statements

                     D & J ENTERPRISES INTERNATIONAL, INC.
                         NOTES TO FINANCIAL STATEMENTS
                      For the Year ended December 31, 1998


NOTE 1 - GENERAL

D & J Enterprises International, Inc. (the "Company") was incorporated under the laws of the state of Nevada on May 6, 1996.

The Company produces and sells a product known as "TickeTrak", a coinless device to be used in the Gaming Industry.


NOTE 2 - SUMMARY of SIGNIFICANT ACCOUNTING POLICIES

The Company uses the accrual basis of accounting for financial reporting, in accordance with generally accepted accounting principles.

Use of Estimate

The preparation of financial statement in conformity with GAAP requires management to make estimates nd assumptions that affect certain reported amounts and disclosures. Accordingly, actual results could differ from those estimates.

Revenue Recognition

Revenue is recognized when the products are shipped.

Accounts Receivable

The Company has not established an allowance for doubtful accounts and does not use reserve method for recognizing bad debts. Bad debts are treated as direct write-offs in the period management determines that collection is not probable. There was no bad debt expense for year ended December 31, 1998.

Property and Equipment

Property and Equipment are recorded at costs, and depreciated over their useful lives, using the straight line methods. Repairs and maintenance charges which do not increase the useful lives of the assets are charged to operations as incurred.

Depreciation for year ended December 31, 1998 was $11,244.

Patent Rights

Patent Rights is capitalized and amortized on a straight-line basis over 180 months.

                     D & J ENTERPRISES INTERNATIONAL, INC.
                         NOTES TO FINANCIAL STATEMENTS
                     For the Year ended December 31, 1998


NOTE 4 - NOTES PAYABLE (Continued)

(g)  Payable to a American General, monthly payment
     of $420, including interest at 21.0% per annum.               7,586
                                                                 --------
                                                                  91,356
     Less:  Current Portion                                      (53,065)
                                                                 --------

     Long-Term Debt                                              $38,291
                                                                 ========

Maturities on notes payable are as follows:

     December 31
     -----------
     1999                                   $   53,065
     2000                                       38,291
                                            ----------
                                            $   91,356
                                            ==========

NOTE 5 - INCOME TAX


The Company, approximately, has net operating losses carryforward of $398,682 to reduce future taxable income. To the extent not utilized, the NOL carryforwards will begin to expire in 2011.

NOTE 6 - LEASE COMMITMENTS

The Company lease a warehouse on a month-to-month basis. The lease requires monthly payments of $1,450.

The lease will be terminated on October 31, 1999.

Rent expense for year ended December 31, 1998 was $16,650.


NOTE 7 - GOING CONCERN

The accompanying financial statements are presented on the basis that the Company will continue as a going concern. Going concern contemplates the realization of assets and the satisfaction of liabilities in the normal course of business over a reasonable length of time. As shown in the accompanying financial statements, the Company incurred a net loss of $97,664 for the year ended December 31, 1998, and as of that date, the Company has accumulated deficit of $398,682, a working capital deficiency of $345,674, and a net worth deficit of $348,682.

                     D & J ENTERPRISES INTERNATIONAL, INC.
                         NOTES TO FINANCIAL STATEMENTS
                     For the Year ended December 31, 1998


NOTE 2 - SUMMARY of SIGNIFICANT ACCOUNTING POLICIES (Continued)

Statements of Cash Flows

The Company prepares its statement of cash flows using the indirect method as defined under Financial Accounting Standards Board Statement No. 95. For purposes of the statements of cash flows, the Company considers all highly liquid investments with a maturity of three months or less to be cash equivalents.

Income Taxes

The Company accounts income taxes in accordance with Financial Accounting standards Board Statement No. 109.


NOTE 3 - ACCOUNTS PAYABLE - AFFILIATE

The Company had a balance of $259,232 due to a related party at December 31, 1998, and payable on demand. The balance arose from certain operating expenses that were paid by the related party for the Company.


NOTE 4 - NOTES PAYABLE

As of December 31, 1998, notes payable consist of following:

(a)  Payable to a related party, interest paid
     monthly at 10% per annum. Convert to "MRT"
     stock in 1999.                                                  $ 23,000

(b)  Payable to a related party, monthly payment
     of $580, including interest at 11.9% per
     annum, due December 1, 2000.                                      31,270

(c)  Payable to related party, interest paid
     monthly at 10% per annum, due November 30,
     2000.                                                              9,500

(d)  Payable to a related party, interest
     accrued at 10% per annum, due December 31,
     1998. Commencing January 29, 1999, weekly
     payment of $500. Secured by a life insurance.                     20,000

                            Coinless Systems, Inc.
                                 & Subsidiary

                          Consolidated Balance Sheet

                                                                                   December 31, 1998
                      ASSETS
                      ------
Current Assets:
        Cash and Equivalents                                                          $   360,435
        Deposits                                                                            4,242
                                                                                      -----------

               Total Current Assets                                                       364,677

Fixed Assets:
        Equipment, Net of Accumulated Depreciation of $40,587                              49,488

               Total Fixed Assets                                                          49,488
                                                                                      -----------

Other Assets:
        Other Intangible Assets, Net of Accumulated
        Amortization of $86,449.                                                           48,037

               Total Other Assets                                                          48,037
                                                                                      -----------

               Total Assets:                                                              462,202
                                                                                      ===========
                      Liabilities and Shareholders' Equity
                      ------------------------------------

Current Liabilities:
        Accounts Payable and Accrued Expenses                                             627,120
        Notes Payable (current portion)                                                    38,291
                                                                                      -----------

               Total Current Liabilities                                                  665,411

Long-Term Liabilities
        Notes Payable                                                                     281,419
                                                                                      -----------

               Total Liabilities                                                          946,830

                     Shareholder Equity
                     ------------------

Common Stock, 75,000,000 shares authorized $.001 par value, 2,447,175 shares
                                                            ---------
        Issued and outstanding                                                             67,730

        Additional Paid-in Surplus                                                      1,146,033
        Deficit Accumulated                                                            (1,698,391)
                                                                                      -----------

               Total Shareholders Equity                                                 (484,628)

               Total Liabilities & Shareholders Equity                                $   462,202
                                                                                      ===========

                            Coinless Systems, Inc.
                                 & Subsidiary

                     Consolidated Statement of Operations
                                   (Audited)

                                                  December 31, 1998

Revenue                                               1,060,589

Cost of Goods Sold                                      572,127
                                                      ---------

Gross Profit                                            488,462

Operating Expenses                                     (710,489)
                                                      ---------

Operating Loss                                         (222,027)

Other Income and Expenses
       Interest Income                                   13,459
       Interest Expense                                 (90,853)
                                                      ---------
       Investment Loss                                 (146,239)
       Other Income                                      14,353
                                                      ---------
                     Total Other Income (Expenses)     (209,280)
                                                      ---------

Net Loss                                               (413,307)
                                                      ---------
Basic and Diluted Net
       Loss per share ____________

Basic and Diluted Weighted
Average Number of Common Shares Outstanding ______________

                                      CSI
                            STATEMENT OF CASH FLOW
                    FOR THE PERIOD ENDED DECEMBER 31, 1998
                                   AUDITED


                                                                 1998
                                                              ---------

Cash flows from operating activities:
  Net income (loss)                                            (431,303)
  Adjustments to reconcile net income to net cash
    Cash provided by operating activities:
  Depreciation and amortization                                  46,556
  Investment loss                                               146,239

(Increase) Decrease in:
  Accounts receivable                                           115,755
  Other receivable                                             (273,114)
  Inventories                                                    (3,038)
  Prepaid expenses                                                1,206
  Advances

Increase (Decrease) in:
  Accounts payable                                              (85,259)
  Accounts payable-affiliates                                  (259,232)
  Accrued expenses                                              158,528
  Income tax payable                                              1,600
                                                              ---------

Net cash (used) by operating activities                        (110,738)
Net cash provided by operating activities                        20,818

Cash flow from investing activities
  Decrease in loans receivable                                   62,232
  Purchase of property and equipment                            (13,570)
  Increase in intangible assets                                  (2,500)
                                                              ---------
Net cash provided by investing activities                        59,479
Net cash (used) by investing activities                         (13,317)

Cash flow from financing activities
  Increase in notes payable                                         691
  Issuance of common stock                                       31,300
  Net proceeds from notes payable                                (6,582)
Net cash provided by financing activities                        57,057
                                                              ---------
Net cash (used) by investing activities                         (31,628)
                                                              ---------
Net increase (decrease) in cash                                 (18,329)

  Cash at beginning of year                                      17,040

Cash at end of year                                              (1,289)

Supplemental disclosure:
  Interest paid                                                  13,642

  Taxes Paid                                                          0

                          ARTICLES AND PLAN OF MERGER

                                      OF

                     D & J ENTERPRISES INTERNATIONAL, INC.
                             A Nevada Corporation
                  Pursuant to Section 78.475, et seq. Of the
                            Nevada Revised Statutes

                                      AND

                                   DSG, INC.
                           A California Corporation

                                     INTO

                      MEDICAL RESOURCES TECHNOLOGIES LTD.
                     A Nevada Corporation as the surviving
               corporation, pursuant to Section 78.475, et seq.
                        Of the Nevada Revised Statutes

     AGREEMENT OF MERGER, DATED THE 9/th/ Day of February, 1999, between D & J. ENTERPRISES INTERNATIONAL, INC., a Nevada corporation and DSG, INC., a California corporation whose addresses are 10601 Church Street, Rancho Cucamonga, Ca. 91730, hereinafter called "FIRST PARTY" and all of the directors thereof, and MEDICAL RESOURCES TECHNOLOGIES, LTD., A Nevada corporation whose address is 708 East-1100 South, St. George, Ut. 84790 hereinafter called "SURVIVOR" and all of the directors thereof, the three corporations being hereinafter sometimes called the Constituent Corporations.

     WHEREAS, the Board of Directors of each of the Constituent Corporations deem it advisable and generally to the welfare of the Constituent that these corporations merge under the terms and conditions hereinafter set forth, such merger to be effected pursuant to the statutes of the State of Nevada and California, and after they have duly approved and authorized the form of agreement of merger, and

     WHEREAS, the MRT is a corporation duly organized under the laws of the State of Nevada having been incorporated February 25, 1991, having authorized capital stock consisting of 75,000,000 shares all of which are of one class with a par value of $0.001 par, per share of each, of which approximately 2,247,175 shares are issued and outstanding, and

     WHEREAS, D & J is a corporation duly organized under the laws of the State of Nevada having been incorporated May 8, 1996, having authorized capital stock consisting of 200,000 shares of common stock with a par value of -0-, of which 200,000 shares have been issued and are outstanding, and

     WHEREAS, DSG is a corporation duly organized under the laws of the State of

California having been incorporated April 25, 1995, having authorized capital stock consisting of 15,000,000 shares of common stock with a par value of -0-, of which 750,000 shares have been issued and are outstanding, and 5,000,000 shares of preferred stock, none of which has been issued.

     WHEREAS, the laws of the States of Nevada and California permit such a merger, and the Constituent Corporation's desire to merge under and pursuant to the provisions of the laws of the State of Nevada and California.

     NOW, THEREFORE, in consideration of the promises and of the mutual agreements and covenants herein contained, it is agreed that SURVIVORS be merged into MRT which shall be the Surviving Corporation, and the terms and conditions of such merger and the mode of carrying it into effect are and shall be as follows:

1. NAME OF SURVIVING CORPORATION
   -----------------------------

     The name of the corporation, which is sometimes hereinafter referred to as the Surviving Corporation, shall from and after the effective date of the merger, be MEDICAL RESOURCES TECHNOLOGIES, LTD. The separate existence of D & J and DSG shall cease at the effective date of the merger, except insofar as it may be continued by law or in order to carry out the purposes of this Agreement of Merger and except as continued in the Nevada corporation created hereby.

2.  ARTICLES OF INCOORPORATION OF SURVIVING CORPORATION
    ---------------------------------------------------

     The Articles of Incorporation of the Surviving Corporation shall be the Articles of Incorporation of MRT as amended.

3.  BYLAWS
    ------

     The bylaws of the Surviving Corporation at the effective date of the merger shall be the bylaws of the Nevada corporation until altered or repealed as provided therein.

4.  BOARD OF DIRECTORS AND OFFICERS
    -------------------------------

     The members of the Board of Directors and the Officers of the Surviving Corporation immediately after the effective date of the merger shall be those persons who were the members of the Board of Directors and the Officers, respectively, of D & J immediately prior to the effective date of the merger, and such persons shall serve in such offices, respectively for the terms provided by law or in the Bylaws, or until their respective successors are elected and qualified.

5.  AUTHORITY TO CONDUCT BUSINESS
    -----------------------------

      The Surviving Corporation will conduct its business under the Nevada articles of incorporation upon the effective date of this Agreement.

     The Surviving Corporation will file its application for authority to conduct business in all of the states it plans to do business in immediately upon completion of the merger.

6.  CONVERSION OF SHARES
    --------------------

     The manner of converting the shares of the Constituent Corporations into shares of the Surviving Corporation shall be set forth in this paragraph.

     (a) The manner and basis of converting the shares of D & J and DSG into shares of the Surviving Corporation shall be as follows:

     Immediately upon the effective date of the merger, each share of stock of D & J outstanding in the hands of its shareholders (being 100% of the shares of D & J and DSG outstanding) without any action on the part of the holder thereof, shall automatically become and be converted into common stock of MRT and the holders of the D&J AND DSG stock shall receive sufficient stock so as to give them sixty (60%) percent of the total issued and outstanding stock at that time, and D & J and DSG shall thereupon be deemed for all corporate purposes (other than the payment of dividends) to evidence the ownership of the number of fully paid, non assessable shares of common stock of the surviving corporation to which such shares of common stock of D & J and DSG shall have been so converted.

     As additional consideration for the merger of Constituent Corporations agreeing to the merger, MRT agrees to issue such additional shares to the shareholders of the Constituent Corporations for a period of one-year from the date of execution of this Merger Agreement such additional stock of Surviving Corporation so as to maintain the sixty (60%) percent ratio until the expiration of the one year period of time.

7.  RIGHTS OF SHAREHOLDERS
    ----------------------

     After the effective date of the merger, any holder of a certificate or certificates which theretofore represented shares of common stock of D & J or DSG may, but shall not be required to, surrender the same to the Transfer Agent of the Surviving Corporation, Atlas Stock Transfer, 5899 South State, Suite 24, Murray, Utah 84107 and shall thereupon be entitled to receive in exchange therefore a certificate or certificates representing the appropriate number of shares of common stock of the Surviving Corporation into which the shares of common stock of D & J and DSG theretofore represented by such certificate or certificates shall have been converted.

8.  EFFECTIVE DATE OF MERGER
    ------------------------

     (a) For all purposes of the laws of the State of Nevada, this Agreement and Merger and the Merger herein provided for shall become effective and the separate existence of D & J, except insofar as may be continued by statute, shall cease as soon as: The Agreement of Merger shall have been adopted, approved, signed and acknowledged in accordance with the laws of the State of Nevada and certificates of its adoption and approval shall have been executed in accordance with such laws; and this Certificate and Agreement of Merger shall have been filed in the office of the Secretary of State of Nevada.

     For all purposes under the laws of the State of California, this Agreement of Merger and the Merger herein provided for shall become effective and the separate existence of DSG, Inc., except insofar as may be continued by statute, shall cease as soon as the Agreement of Merger shall have been adopted, approved, signed and acknowledged in accordance with the laws of the State of California and certificates of its adoption and approval shall have been executed in accordance with its laws; and this Certificate and Agreement of Merger shall have been filed in the office of the Secretary of State of California.

     (b) The corporate identity, existence, purposes, powers, objects, franchises, rights and immunities of D & J and DSG shall be terminated by the merger hereby provided for, but the corporate identities, existence, purposes, powers, objects, franchises, rights and immunities of "FIRST PARTY" shall be continued in and merged into the Surviving Corporation and shall be fully vested therein.

     (c) The date upon which this Agreement is filed in the office mentioned above and upon which the Constituent Corporations shall so become a single corporation is the effective date of the merger.

9.  AUTHORIZATION
    -------------

     The parties hereto acknowledge and respectively represent that this Merger Agreement is authorized by the laws of the jurisdictions of the Constituent Corporations and that the matter was approved at a special shareholders meeting of the respective corporations at which the shareholders voted as follows:

======================================================================

CORPORATION            SHARES OUTSTANDING         VOTED        VOTED
                                                   FOR        AGAINST
======================================================================
D & J ENTERPRISES             200,000           200,000          -0-
INTERNATIONAL, INC.

DSG, INC.                     750,000           750,000          -0-

MEDICAL RESOURCES           2,247,175         1,845,237          -0-
TECHNOLOGIES, LTD.
======================================================================


10.  FURTHER ASSURANCES OF TITLE
     ---------------------------

     As and when requested by the Surviving Corporation or by its successors or assigns, D & J and DSG will execute and deliver or cause to be executed and delivered all such deeds and instruments and will take or cause to be taken all such further action as the Surviving Corporation may deem necessary or desirable in order to vest in and confirm to the Surviving Corporation title to and possession of any property of any of the Constituent Corporation's acquired by the Surviving Corporation by reason or as a result of the merger herein provided for and otherwise to carry out the terms hereof. D & J, DSG and the officers and directors of the Surviving Corporation are fully authorized in the name of the respective Constituent Corporations or otherwise to take any and all such action.

     Further, D & J represents and warrants that it holds the patent on and all rights to the mechanical application for the slot machine operation presently marketed by the company.

11.  SERVICE OF PROCESS ON SURVIVING CORPORATION
     -------------------------------------------

     Nevada: The Surviving Corporation agrees that it may be served with process in the State of Nevada in any proceeding for enforcement of any obligation of D & J or DSG, Inc. as well as for the enforcement of any obligation of the Surviving Corporation arising from their merger, including any suit or other proceeding to enforce the right of any shareholder as determined in appraisal proceedings pursuant to the provisions of the General Corporation Law of Nevada and hereby irrevocably appoints the Secretary of State of Nevada as its agent to accept service of process in any suit or other proceeding. Copies of such process may be mailed to the Surviving Company's Resident Agent: Jeffrey A. Joseph, 232 Crystal Springs Place, Henderson, Nevada 89014, or such other agent who shall be named in the future, until further notice.

12.  SHAREHOLDERS RIGHT TO PAYMENT
     -----------------------------

     The Surviving Corporation agrees that subject to the provisions of the General Business Corporation Law of the State of Nevada, it will pay to the shareholders of D & J the amount, if any, to which such shareholder may be entitled under the provisions of the above statutes of the laws of Nevada as the case may be.

13.  ABANDONMENT
     -----------

     This Agreement of Merger may be abandoned (a) by either Constituent Corporation acting by its Board of Directors at any time prior to its adoption by the shareholders of both of the Constituent Corporations as provided by law, or (b) by the mutual consent of the Constituent Corporations each acting by its Board of Directors, at any time after such adoption by such shareholders and prior to the effective date of the merger. In the event of abandonment of the Agreement of Merger pursuant to (a) above, notice thereof shall be given by the Board of Directors of the corporations, or abandonment pursuant to (b) above, this Agreement of Merger shall become wholly void and of no effect and there shall be no further liability or obligation hereunder on the part either of the Constituent Corporations or of its Board of Directors or Shareholders.

     IN WITNESS WHEREOF, each of the Constituent Corporations pursuant to authority duly granted by its Board of Directors, has caused this Agreement of Merger to be executed by a majority of its Directors and its President and Secretary.

     The respective Directors and Officers of the Constituent Corporations do hereby certify that the above Merger Agreement was adopted by vote of the Shareholders of the Constituent Corporations as set forth in the above Agreement and the said resolution has not been revoked or amended.



D & J ENTERPRISES INTERNATIONAL, INC.         MEDICAL RESOURCES
                                              TECHNOLOGIES, LTD.

By: /s/ DENNIS SORENSON                       By: /s/ RICHARD G. WEDIG
   ----------------------------                  -------------------------
   President                                        President

DSG, INC.


By: /s/ DENNIS SORENSON                         [STAMP]
   ----------------------------
     President

By: /s/ DARRYL DORSETT                        By: /s/ ROBERT BODINE
   ----------------------------                  -------------------------
     Secretary                                       Secretary


                                                 [OFFICIAL SEAL APPEARS HERE]

CALIFORNIA ALL PURPOSE ACKNOWLEDGMENT
-----------------------------------------------------------------------------------------------------
     State of California
              ----------------

     County of San Bernardino
               --------------

     On 4-20-99  before me, /s/ Mary Ann Bergeron
        -------             -------------------------------------------------------------------------
          Date                        Name and Title of Officer (e.g. Jane Doe, Notary Public)

     personally appeared Darryl Delano Dorsett and Dennis Willard Sorenson
                         ----------------------------------------------------------------------------
                                                Name(s) of Signer(s)

     OR - [X] proved to me on the basis of satisfactory evidence to be the person(s) whose name(s)
                              are subscribed to the within instrument and acknowledged to me that they executed the same in their authorized capacity(ies), and that by their signature(s) on the instrument the person(s), or the entity
     [STAMP APPEARS HERE]     upon behalf of which the person(s) acted executed the instrument.

                              WITNESS my hand and official seal.

                              Mary Ann Bergeron
                              -----------------------------------------------------------------------
                                                   Signature of Notary Public

__________________________________________ OPTIONAL _________________________________________________
 Through the information below is not required by law, it may prove valuable to persons relying on the document and could prevent fraudulent removal and reattachment of this form to another document.

Description of Attached Document

Title or Type of Document: Articles and Plan of Merger
                           --------------------------------------------------------------------------

Document Date:       2-9-99                            Number of Pages:  6
              ----------------------------------------                  -----------------------------

Signer(s) Other Than Named Above:   0
                                  ___________________________________________________________________

Capacity(ies) Claimed by Signer(s)

Signer's Name:  Darryl Dorsett                     Signer's Name:  Dennis Sorenson
               --------------------------------                   -----------------------------------

[ ] Individual                                     [ ] Individual
[X] Corporate Officer                              [X] Corporate Officer
    Title(s): Sec.                                     Title(s) Pres.
              ---------------------------------                 -------------------------------------
[ ] Partner - [ ] Limited [ ] General              [ ] Partner - [ ] Limited [ ] General
[ ] Attorney-in-Fact                               [ ] Attorney-in-Fact
[ ] Trustee                     RIGHT THUMBPRINT   [ ] Trustee                    RIGHT THUMBPRINT
[ ] Guardian or Conservator        OF SIGNER       [ ] Guardian or Conservator       OF SIGNER
[ ] Other: ________________    Top of thumb here   [ ] Other: __________________  Top of thumb here
                                  [THUMBPRINT]
    _______________________                            _________________________

Signer Is Representing                             Signer Is Representing

        DSG INC                                            DSG INC
-----------------------------------------------------------------------------------------------------